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                  Wells Fargo Mortgage Backed Securities Trust
                                   WFMBS 03-H
                        30 Year Jumbo Hybrid Arm Product
                             Collateral Description

Product                                           Jumbo 10/1 CMT ARM
Amount                                                  500,000,000+/-5%
Settle                                                   August 29, 2003

Gross WAC                                                    4.926% +/-10bps
WAC Range                                             3.375%-5.875%
Servicing Fee                                                26 bps
WAM                                                             359 +/-2 mos
Weighted Average LTV                                            63% max +5%

Gross Margin                                                  2.75% +/-5 bps
Gross Lifecap                                                9.926% +/-10 bps
WA Months to Next Roll                                          119 +/-3 months

Maximum Loan Amount                                      $1,500,000
Average Loan Balance                                       $469,863 max +$25,000
Primary Residence Percent                                       96% min -5%
Single Family Detached Percent                                  91% min -5%

WA FICO                                                         741 min-10%

Full Documentation Percent                                      50% min -5%
Cash Out Refinance Percent                                      11% max +5%
California Percent                                              51% max +5%
Single Largest ZIP Code Percent                                  1% max +3%
Delivery Variance                                     Plus/Minus 5%

Approximate Subordination                                     2.50%
Expected Rating Agencies              Moody's, S&P, Fitch (2 of the 3)


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Undewriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it wil1 not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wi11 coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance
                        Wells Fargo Home Mortgage 2003-H
                            10/1 CMT Non-Agency Arms
                            Collateral Summary Report

1. General Pool Characteristics

Pool Size: $500,404,314.77
Loan Count: 1,065
Cutoff Date: 2003-08-01
Avg. Loan Balance: $469,863.21
Avg. Orig. Balance: $470,540.79
W.A. FICO*: 741
W.A. Orig. LTV: 63.04%
W.A. Cut-Off LTV: 62.95%
W.A. Gross Coupon: 4.9258%
W.A. Net Coupon: 4.6758%
W.A. Servicing Fee: 0.2500%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 month
% over 80 LTV: 0.58%
% over 100 LTV: 0.00%
% with PMI: 0.58%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.02%
W.A. MI Adjusted LTV: 62.84%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
W.A. Roll Term: 119 months
W.A. Margin: 2.750%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.000%
W.A. Ceiling (ARMs): 9.926%
Max. Zipcode Conc.: 1.29%

* FICO not available for 7 loans, or 0.8% of the aggregate pool balance.

2. Original Balance

Original Balance                     Percent
less than 250,000                           0.93%
250,001 - 350,000                            6.07
350,001 - 450,000                           33.16
450,001 - 550,000                           30.57
550,001 - 650,000                           20.66
650,001 - 750,000                            1.55
750,001 - 850,000                            2.54
850,001 - 950,000                            0.37
950,001 - 1,050,000                          4.15
Total:                                    100.00%
Average: $470,540.79
Lowest: $97,600.00
Highest: $1,000,000.00


3. Scheduled Current Balance

Scheduled Current Balance            Percent
less than 250,000                           0.93%
250,001 - 350,000                            6.13
350,001 - 450,000                           33.10
450,001 - 550,000                           30.79
550,001 - 650,000                           20.44
650,001 - 750,000                            1.55
750,001 - 850,000                            2.54
850,001 - 950,000                            0.37
950,001 - 1,050,000                          4.15
Total:                                    100.00%
Average: $469,863.21
Lowest: $97,485.41
Highest: $1,000,000.00


4. Lien Position

Lien Position                        Percent
1                                         100.00%
Total:                                    100.00%

5. Coupon

Coupon                               Percent
3.251 - 3.375                               0.08%
3.376 - 3.500                                0.12
3.751 - 3.875                                0.09
3.876 - 4.000                                0.40
4.001 - 4.125                                0.69
4.126 - 4.250                                1.01
4.251 - 4.375                                0.64
4.376 - 4.500                                2.18
4.501 - 4.625                                7.21
4.626 - 4.750                               14.40
4.751 - 4.875                               25.72
4.876 - 5.000                               20.48
5.001 - 5.125                               15.02
5.126 - 5.250                                7.09
5.251 - 5.375                                3.63
5.376 - 5.500                                0.54
5.501 - 5.625                                0.48
5.626 - 5.750                                0.13
5.751 - 5.875                                0.09
Total:                                    100.00%
W.A.: 4.926
Lowest: 3.375
Highest: 5.875

6. Credit Score

Credit Score                         Percent
800 - 824                                   2.07%
775 - 799                                   22.73
750 - 774                                   25.17
725 - 749                                   17.27
700 - 724                                   14.11
675 - 699                                    9.21
650 - 674                                    6.51
625 - 649                                    1.74
600 - 624                                    0.30
575 - 599                                    0.09
N/A                                          0.82
Total:                                    100.00%
W.A.: 741
Lowest: 582
Highest: 817

7. Product Type

Product Type                         Percent
10/1_30 1 YR CMT                           99.66%
10/1_20 1 YR CMT                             0.27
10/1_25 1 YR CMT                             0.07
Total:                                    100.00%

8. Index

Index                                Percent
1YR CMT                                   100.00%
Total:                                    100.00%

9. Interest Only

Interest Only                        Percent
N                                         100.00%
Total:                                    100.00%

10. Loan Purpose

Loan Purpose                         Percent
R/T Refi                                   63.03%
Purchase                                    26.04
C/O Refi                                    10.93
Total:                                    100.00%

11. Property Type

Property Type                        Percent
SFR                                        91.14%
Condo                                        7.18
PUD                                          0.97
Multi                                        0.63
Coop                                         0.07
Total:                                    100.00%

12. State

State                                Percent
California                                 50.92%
Illinois                                     6.40
New Jersey                                   5.52
Massachussetts                               4.88
Virginia                                     3.54
Other                                       28.74
Total:                                    100.00%

13. Metropolitan Statistical Area

Metropolitan Statistical Area        Percent
San Francisco, CA                          24.93%
Los Angeles, CA                             17.55
New York, NY                                 7.31
Chicago, IL                                  6.43
Washington, DC                               6.16
San Diego, CA                                5.77
Boston, MA                                   4.58
No MSA                                       2.33
Minneapolis, MN                              1.98
Seattle, WA                                  1.82
Philadelphia, PA                             1.75
Denver, CO                                   1.67
New Haven, CT                                1.62
Atlanta, GA                                  1.33
Detroit, MI                                  1.19
Other                                       13.58
Total:                                    100.00%

14. Zip Code

Zip Code                             Percent
92130                                       1.29%
94506                                        0.83
94070                                        0.82
94526                                        0.80
95070                                        0.79
Other                                       95.48
Total:                                    100.00%

15. Occupancy Status

Occupancy Status                     Percent
Primary                                    95.88%
Secondary                                    4.12
Total:                                    100.00%

16. Documentation

Documentation                        Percent
Full                                       50.13%
Asset Only                                  31.90
No Doc Required                             12.83
Income Only                                  5.13
Total:                                    100.00%

17. Original LTV

Original LTV                         Percent
5.01 - 10.00                                0.06%
10.01 - 15.00                                0.31
15.01 - 20.00                                0.24
20.01 - 25.00                                0.79
25.01 - 30.00                                1.42
30.01 - 35.00                                2.39
35.01 - 40.00                                4.41
40.01 - 45.00                                3.59
45.01 - 50.00                                7.33
50.01 - 55.00                                6.49
55.01 - 60.00                                9.24
60.01 - 65.00                               10.83
65.01 - 70.00                               19.56
70.01 - 75.00                                7.22
75.01 - 80.00                               25.38
80.01 - 85.00                                0.24
85.01 - 90.00                                0.49
Total:                                    100.00%
W.A.: 63.04%
Lowest: 8.19%
Highest: 90.00%

18. Cut-Off LTV

Cut-Off LTV                          Percent
5.01 - 10.00                                0.06%
10.01 - 15.00                                0.31
15.01 - 20.00                                0.24
20.01 - 25.00                                0.79
25.01 - 30.00                                1.42
30.01 - 35.00                                2.48
35.01 - 40.00                                4.40
40.01 - 45.00                                3.51
45.01 - 50.00                                7.40
50.01 - 55.00                                6.50
55.01 - 60.00                                9.41
60.01 - 65.00                               10.70
65.01 - 70.00                               19.58
70.01 - 75.00                                7.13
75.01 - 80.00                               25.47
80.01 - 85.00                                0.09
85.01 - 90.00                                0.49
Total:                                    100.00%
W.A.: 62.95%
Lowest: 8.18%
Highest: 89.89%

19. Mortgage Insurance

Mortgage Insurance                   Percent
None                                       99.42%
TGI                                          0.25
GEMIC/AGC                                    0.10
AGC                                          0.09
MGIC                                         0.07
RMIC                                         0.07
Total:                                    100.00%

20. Delinquency*

Delinquency*                         Percent
0-29 days                                 100.00%
Total:                                    100.00%
* OTS method

21. Convertible Flag

Convertible Flag                     Percent
N                                         100.00%
Total:                                    100.00%

22. Prepay Flag

Prepay Flag                          Percent
N                                         100.00%
Total:                                    100.00%

23. Prepayment Penalty Term

Prepayment Penalty Term              Percent
0                                         100.00%
Total:                                    100.00%
W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

24. Original Term

Original Term                        Percent
240                                         0.27%
300                                          0.07
360                                         99.66
Total:                                    100.00%
W.A.: 359.6 months
Lowest: 240 months
Highest: 360 months

25. Scheduled Remaining Term

Scheduled Remaining Term             Percent
235 - 240                                   0.27%
295 - 300                                    0.07
349 - 354                                    0.51
355 - 360                                   99.15
Total:                                    100.00%
W.A.: 358.7 months
Lowest: 239 months
Highest: 360 months

26. Cutoff Loan Age

Cutoff Loan Age                      Percent
0                                          22.46%
1 - 6                                       77.14
7 - 12                                       0.40
Total:                                    100.00%
W.A.: 0.9 months
Lowest: 0 months
Highest: 9 months

27. Gross Margin

Gross Margin                         Percent
2.750                                     100.00%
Total:                                    100.00%
W.A.: 2.750%
Lowest: 2.750%
Highest: 2.750%

28. Initial Cap (ARMs)

Initial Cap (ARMs)                   Percent
5.000                                     100.00%
Total:                                    100.00%
W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

29. Periodic Cap (ARMs)

Periodic Cap (ARMs)                  Percent
2.000                                     100.00%
Total:                                    100.00%
W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

30. Maximum Rate (ARMs)

Maximum Rate (ARMs)                  Percent
8.001 - 9.000                               0.69%
9.001 - 10.000                              72.33
10.001 - 11.000                             26.98
Total:                                    100.00%
W.A.: 9.926%
Lowest: 8.375%
Highest: 10.875%

31. Cut-Off Term to Roll (ARMs)

Cut-Off Term to Roll (ARMs)          Percent
109 - 114                                   0.51%
115 - 120                                   99.49
Total:                                    100.00%
W.A.: 119.1 months
Lowest: 111 months
Highest: 120 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.

The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.

Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

 WFMBS03H-10-1 - Summary

                                              Assumptions             Collateral
Settlement    29-Aug-2003    Prepay       25 CPB     Balance          WAC                WAM    WAL       Dur
1st Pay Date  25-Sep-2003                            $500,000,000.00              4.926   359     3.148   2.717



Tranche     Balance        Coupon      Principal       Avg    Dated     Notes
Name                                    Window         Life    Date
A1      487,500,000.00   4.66576922   09/03 - 07/13   3.089   01-Aug-03  WAC
SUBORD   12,500,000.00   4.66576922   09/03 - 07/13   5.441   01-Aug-03  WAC





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,as appropriate (the "material"), is for your private information and Banc of America Secunties LLC (the "Undewriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it wil1 not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Undewriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions wi11 coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.